UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

June 9, 2010
Date of Report (date of Earliest Event Reported)

CHINA TEL GROUP INC.
(Exact Name of Registrant as Specified in its Charter)

NEVADA		98-0489800
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

12526 High Bluff Drive, Suite 155, San Diego, CA 92130
(Address of principal executive offices and zip code)

1-760-230-8986
 (Registrant’s telephone number, including area code)

______________________
 (Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02     Unregistered Sales of Equity Securities.

On June 9, 2010, China Tel Group, Inc., a Nevada corporation (“Company”), issued 9,333,334 shares of the Company’s Series A common stock to Isaac Organization Inc., a Canadian corporation organized under the laws of Ontario (“Isaac Organization”), under the terms of the Amended and Restated Stock Purchase Agreement dated May 9, 2010 between the Company and Isaac Organization (“Isaac SPA”).  The shares of the Company’s Series A common stock were issued in exchange for the delivery to date by Isaac Organization of $14,000,000 toward the total purchase price of $320,000,000 under the Isaac SPA.  The Isaac SPA was disclosed in a Current Report on Form 8-K filed by the Company on May 12, 2010.  The Company will use the proceeds from the sale of the shares to Isaac Organization for the purposes prescribed in the Isaac SPA.

On June 10, 2010, the Company issued 58,867,119 shares of the Company’s Series A common stock to Trussnet Capital Partners (HK), Ltd., a Hong Kong corporation (“TCP”), for the payment of $24,488,723.46 of interest and fees owed to TCP under the Fourth Amendment to Promissory Note issued by the Company to TCP.  The Fourth Amendment to Promissory Note with TCP was disclosed in a Current Report on Form 8-K filed by the Company on May 12, 2010.  The Company did not receive any proceeds from the share issuance to TCP, as the shares were delivered in satisfaction of obligations owed to TCP.

On June 11, 2010, the Company issued 21,179,986 shares of the Company’s Series A common stock to Trussnet USA, Inc., a Delaware corporation (“Trussnet Delaware”), for the payment of $10,000,000 of debt owed to Trussnet Delaware for services rendered by Trussnet Delaware to the Company’s wholly owned subsidiary, Trussnet USA, Inc., a Nevada corporation (“Trussnet Nevada”) under the First Amendment to Agreement for Professional Services dated October 1, 2009.  The services rendered by Trussnet Delaware were in connection with the deployment of the broadband network for CECT-Chinacomm Communications Ltd. and were performed in 2008 and 2009.  The First Amendment to Agreement for Professional Services was disclosed in Quarterly Current Report on Form 10-Q filed by the Company on May 24, 2010.  The Company did not receive any proceeds from the share issuance to Trussnet Delaware, as the shares were issued in partial satisfaction of obligations owed to Trussnet Delaware.

The shares issued to Isaac Organization, TCP and Trussnet Delaware relied upon exemptions provided for in Sections 4(2) and 4(6) of the Securities Act, including Regulation D promulgated there under, based on the knowledge of Isaac Organization, TCP and Trussnet Delaware on our operations and financial condition and experience in financial and business matters that allowed them to evaluate the merits and risk of receipt of these securities.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA TEL GROUP, INC.
Date: June 14, 2010	By: /s/Kenneth L. Waggoner
Name: Kenneth L. Waggoner
Title: Vice President and General Counsel